TRUST AGREEMENT

                  TRUST AGREEMENT, between MSDW Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

                  WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

                  WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units; and

                  WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

                  WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

                  WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

                  NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having an initial Unit Principal Balance identified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

                  IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                                        LASALLE BANK NATIONAL ASSOCIATION

                                           as Trustee on behalf of the
                                           Trust identified in Schedule
                                           I hereto, and not in its individual
                                           capacity

                                         By:  /s/ Brian D. Ames
                                              ----------------------------
                                              Name:  Brian D. Ames
                                              Title: Vice President


                                         MSDW STRUCTURED ASSET CORP.


                                          By: /s/ Susan Portelli
                                              ----------------------------
                                              Name:   Susan Portelli
                                              Title:  Attorney in fact



Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I

                           (Terms of Trust and Units)

Trust:                                  SATURNS Trust No. 2001-5

Date of Trust Agreement:                July 10, 2001

Trustee:                                LaSalle Bank National Association.
                                        References to Chase Bank of Texas,
                                        National Association in the Standard
                                        Terms shall be inapplicable.

Initial Unit Principal Balance:         $26,022,625

Issue Price:                            100%

Number of Units:                        1,040,905 (Unit Principal Balance
                                        of $25 each)

Minimum Denomination:                   $25 and $25 increments in excess
                                        thereof. The minimum denomination
                                        specified in Section 5.01(a) of the
                                        Standard Terms shall not apply. Each $25 of Unit Principal Balance is a Unit.

Cut-off Date:                           July 10, 2001

Closing Date:                           July 10, 2001

Specified Currency:                     United States dollars

Business Day:                           New York, New York and Chicago, Illinois

Interest Rate:                          7.875%

Interest Reset Period:                  Not Applicable

Rating:                                 A3 by Moody's
                                        BBB+ by S&P

Rating Agencies:                        Moody's and S&P

Scheduled Final Distribution Date:      May 15, 2031

Prepayment/Redemption:                  The Trust Property is subject to
                                        redemption at any time and is subject to call in accordance with Schedule III.

                                        If there is a partial redemption of the
                                        Securities or a related partial exercise of the Call Option Swap Agreement, the Trustee will randomly select Units to be redeemed in full from the proceeds of such partial exercise of the Call Option Swap Agreement or partial redemption of the Securities. The proceeds of any such call or redemption shall be distributed upon the Distribution Date corresponding to such call or redemption.

                                        If any exercise of less than all Call
                                        Option Swap Agreements occurs while
                                        multiple Call Option Swap Agreements are outstanding, the Trustee will randomly select Units to be redeemed from the proceeds of such exercise.

                                        If any partial redemption of the
                                        Securities held by the Trust occurs
                                        while multiple Interest Rate Swap
                                        Agreements are outstanding, the Trustee
                                        will randomly assign the portion of such partial redemption that shall be deemed to occur under each of such Interest Rate Swap Agreements.

Additional Distribution:                If any of the Securities are redeemed by
                                        the Security Issuer prior to July 10,
                                        2006, each of the Units which are
                                        redeemed in connection with such
                                        redemption of Securities will receive a
                                        pro rata distribution from the proceeds
                                        of the redemption of the Securities
                                        remaining after payment of principal and interest on such Units up to a maximum of $2.50 per Unit.

Corporate Trust Office:                 The definition of "Corporate Trust
                                        Office" in the Standard Terms shall not
                                        apply.

                                        The Corporate Trust Office shall be the
                                        Trustee's Asset-Backed Securities Trust
                                        Services Group having an office at 135
                                        S. LaSalle Street, Suite 1625, Chicago,
                                        Illinois 60603 or such other addresses
                                        as the Trustee may designate from time
                                        to time by notice to the Unitholders,
                                        the Depositor, the Swap Counterparty and the Guarantor.

Swap Agreements:                        The ISDA Agreements referred to in
                                        Schedule III. In addition, in connection with an additional issuance of Units, any additional Swap Agreements entered into in connection therewith.

                                        The Swap Agreements shall consist of (i) agreement(s) evidencing the right to purchase the Securities (the "Call Option Swap Agreements") and (ii) agreement(s) evidencing the obligation of the counterparty to pay a sum certain on the Final Scheduled Distribution Date or as otherwise specified therein (the "Interest Rate Swap Agreement").

Swap Counterparties:                    Party A to the Interest Rate Swap
                                        Agreement is the "Interest Rate Swap
                                        Counterparty". Party A to the Call
                                        Option Swap Agreement is the "Call
                                        Option Swap Counterparty".

                                        In connection with an additional
                                        issuance of Units, Party A to each
                                        respective additional Swap Agreement or
                                        any assignee thereof.

                                        In the event that there is more than one
                                        Call Option Swap Counterparty or
                                        Interest Rate Swap Counterparty at any
                                        time when any adjustment to the notional balance or other rights and obligations thereof must be made due to a partial redemption of the Securities, the Trustee shall randomly allocate such adjustment among the applicable Swap Counterparties.

Guaranty:                               Morgan Stanley Dean Witter & Co. (the
                                        "Guarantor") shall guarantee the
                                        obligations of Morgan Stanley Capital
                                        Services Inc. ("MSCS") for so long as
                                        MSCS is Party A to any Interest Rate
                                        Swap Agreement with the Trust.

                                        Morgan Stanley Dean Witter & Co. (the
                                        "Guarantor") shall guarantee the
                                        obligations of Morgan Stanley & Co.
                                        International Limited ("MSIL") for so
                                        long as MSIL is Party A to any Call
                                        Option Swap Agreement with the Trust.

Swap Notional Amount:                   With respect to the Call Option Swap
                                        Agreement, the Notional Amount specified in such Swap Agreement. With respect to the Interest Rate Swap Agreement, the
                                        Notional Amount specified in such Swap
                                        Agreement.

Swap Payment Date:                      With respect to the Interest Rate Swap
                                        Agreement, the Final Scheduled Maturity
                                        Date or such other date as specified
                                        therein. With respect to the Call Option
                                        Swap Agreement, any date upon which the
                                        rights under the Call Option Swap
                                        Agreement may be exercised.

Swap Rate:                              Not Applicable

Additional Swap Agreements:             In connection with an additional
                                        issuance of Units, the Depositor may
                                        arrange for the Trust to enter into
                                        additional Call Option Swap Agreements
                                        and additional Interest Rate Swap
                                        Agreements with identical terms as the
                                        respective Swap Agreement entered into
                                        as of the Closing Date with additional
                                        Swap Counterparties, except that each
                                        such additional Swap Agreement may have
                                        a different Swap Counterparty and
                                        premium amount, in the case of any Call
                                        Option Swap Agreement, or initial
                                        payment amount in the case of any
                                        Interest Rate Swap Agreement. The Rating
                                        Agency Condition must be satisfied with
                                        respect to each such Swap Counterparty.

Distribution Date:                      Each May 15 and November 15, commencing
                                        November 15, 2001.

                                        A Distribution Date shall also occur
                                        upon any date on which a redemption by
                                        the Security Issuer occurs or as of
                                        which an exercise of the rights under
                                        the Call Option Swap Agreement occurs as to less than all of the Securities held by the Trust.

                                        If any payment with respect to the
                                        Securities held by the Trust is not
                                        received by the Trustee by 12 noon (New
                                        York City time) on a Distribution Date,
                                        the corresponding distribution on the
                                        Units will not occur until the next
                                        Business Day that the Trust is in
                                        receipt of proceeds of such payment
                                        prior to 12 noon, with no adjustment to
                                        the amount distributed.

Record Date:                            May 1 with respect to Distribution Dates
                                        scheduled to occur each May 15 and
                                        November 1 with respect to Distribution
                                        Dates scheduled to occur each November
                                        15, regardless of whether such day is a
                                        Business Day and notwithstanding any
                                        adjustment to the related Distribution
                                        Date due to such Distribution Date
                                        falling on a day other than a Business
                                        Day.

                                        With respect to any Distribution Date
                                        that does not occur upon the Business
                                        Day corresponding to the applicable May
                                        15 or November 15, the fourteenth day
                                        prior to such date, regardless of
                                        whether such day is a Business Day.

Form:                                   Global

Depositary:                             DTC

Trustee Fees and Expenses:              As compensation for and in payment of
                                        trust expenses related to its services
                                        hereunder other than Extraordinary Trust
                                        Expenses, the Trustee will receive
                                        Trustee Fees on each Distribution Date
                                        in the amount equal to $3,750. The
                                        Trustee Fee shall cease to accrue after
                                        termination of the Trust. The "Trigger
                                        Amount" with respect to Extraordinary
                                        Trust Expenses for the Trust is $25,000
                                        and the Maximum Reimbursable Amount is
                                        $100,000. The Trustee Fee will be paid
                                        by the Expense Administrator. Expenses
                                        will be reimbursed by the Expense
                                        Administrator in accordance with the
                                        Expense Administration Agreement.

Expense Administrator:                  The Depositor will act as Expense
                                        Administrator on behalf of the Trust
                                        pursuant to an Expense Administration
                                        Agreement, dated as of July 10, 2001
                                        (the "Expense Administration
                                        Agreement"), between the Depositor as
                                        Expense Administrator (the "Expense
                                        Administrator") and the Trust.

                                        The Expense Administrator will receive a fee equal to 0.025% per annum of the principal amount of the Securities held by the Trust as its fee, payable on the basis of a 360 day year consisting of twelve 30 day months. The Expense Administrator's fee is payable only from available interest receipts received with respect to the Securities after application of such receipts to payment of accrued interest on the Units and any Swap Termination Payments currently owing.

                                        In addition the Expense Administrator
                                        shall own that portion of the Securities which represent the interest of a fractional Unitholder that would remain after a partial redemption had the Expense Administrator not been obligated to pay an amount equal to the fractional Unit remaining together with any fraction accrued interest and fractional Additional Distribution. The Expense Administrator shall receive all interest and principal with respect to such portion of the Securities.

                                        The Expense Administrator will be
                                        responsible for paying the Trustee Fee
                                        and reimbursing certain other expenses
                                        of the Trust in accordance with the
                                        Expense Administration Agreement.

Listing: The Depositor has applied to list the Units on the New York Stock Exchange

ERISA Restrictions:                     None of the restrictions in the Standard
                                        Terms relating to the Employee
                                        Retirement Income Security Act of 1974,
                                        as amended, and related matters shall
                                        apply.

Deemed Representations:                 Not Applicable

QIB Restriction                         Not Applicable

Trust Wind-Up Event:                    The Trust Wind-Up Events specified in
                                        Sections 9.01(a), 9.01(c), 9.01(d),
                                        9.01(f) and 9.01(h) shall not apply. The
                                        Trust Wind Events specified in Sections
                                        9.01(b) (Security Default), 9.01(e)
                                        (Early Termination Date designated due
                                        to "illegality" or "tax event" under the Swap Agreement), 9.01(g) (Disqualified
                                        Securities), 9.01(i) (Excess Expense
                                        Event) shall apply. Pursuant to Section
                                        9.01(j), the following events also shall constitute Trust Wind-Up Events: (i) redemption by the Security Issuer of all Securities held by the Trust and (ii) exercise of the right to purchase
                                        Securities under the Call Option Swap
                                        Agreement as to all Securities held by
                                        the Trust.

Termination:                            If a Trust Wind-Up Event occurs other
                                        than due to a redemption of all of the
                                        Securities held by the Trust by the
                                        Security Issuer or exercise of the right to purchase Securities under the Call
                                        Option Swap Agreement as to all
                                        Securities held by the Trust, any
                                        Securities held by the Trust will be
                                        liquidated and the proceeds will be
                                        applied first to redeem the Units at
                                        100% of their principal balance plus
                                        accrued interest and then to apply any
                                        remaining amounts to the payment of any
                                        amounts owed to the Call Option Swap
                                        Counterparty as a Swap Termination
                                        Payment under the Call Option Swap
                                        Agreement.

Self-Tenders:                           The Trustee shall not accept an
                                        instruction to tender the Securities in
                                        connection with any tender offer for the Securities.

Terms of Retained Interest:             The Depositor retains the right to
                                        receive any and all interest that
                                        accrues on the Securities prior to the
                                        Closing Date. The Depositor will receive such accrued interest on the first
                                        Distribution Date for the Units and such amount shall be paid from the interest payment made with respect to the Securities on November 15, 2001.

                                        The amount of the Retained Interest is
                                        $313,085.

                                        If a Security Default occurs on or prior to November 15, 2001 and the Depositor does not receive such Retained Interest amount in connection with such Distribution Date, the Depositor will have a claim for such Retained Interest, and will share pro rata with holders of the Units to the extent of such claim in the proceeds from the recovery on the Securities.

Call Option Terms:                      Not applicable.

Security Default:                       The definition of Security Default in
                                        the Standard Terms shall not apply. A
                                        "Security Default" shall mean one of the following events: (i) the acceleration of the outstanding Securities under the terms of the Securities and/or the applicable Security Agreement and failure to pay the accelerated amount on the acceleration date, (ii) the failure of the Security Issuer to pay an installment of principal of, or any amount of interest due on, the Securities after the due date thereof and after the expiration of any applicable grace period; or (iii) the occurrence of certain events of default under such Securities and/or Security
                                        Agreement relating to the insolvency or
                                        bankruptcy of the Security Issuer.

Sale of Securities                      If the Trust must sell the Securities it
                                        holds, the Trust will sell the
                                        Securities through the Selling Agent in
                                        accordance with Section 9.03(b) and the
                                        following terms. The Selling Agent will
                                        solicit bids for all of the Securities
                                        held by the Trust from at least three
                                        registered broker-dealers of national
                                        reputation, one of which shall be the
                                        Selling Agent. The Selling Agent will,
                                        on behalf of the Trust, sell the
                                        Securities at the highest bid price
                                        received. If the Selling Agent did not
                                        put forward such highest bid, it may
                                        purchase the Securities at such highest
                                        bid rather than selling the Securities
                                        to the highest bidder.

Voting and other Actions:               In the event that the Security Issuer
                                        solicits any vote (other than a
                                        self-tender), consent, waiver,
                                        modification or other action under the
                                        Security Agreement or the terms of the
                                        Securities, the Trustee will act with
                                        respect to all of the Securities in
                                        conformity with the direction of a
                                        majority (by outstanding Unit Principal
                                        Balance) of the Units.

Additional Issuance of Units:           Upon no less than 5 days' notice to the
                                        Trustee, the Depositor may deposit
                                        additional Securities at any time in
                                        exchange for additional Units in a
                                        minimum aggregate amount of $250,000
                                        and, if in excess of such amount, in a
                                        $25 integral multiple in excess thereof.
                                        The principal amount of Securities
                                        deposited must be in the same ratio to
                                        the Unit Principal Balance of the Units
                                        received as the ratio of the aggregate
                                        Unit Principal Balance on the Closing
                                        Date to the aggregate principal balance
                                        of the Securities on the Closing Date.
                                        The Depositor must either arrange for
                                        the Swap Counterparty and the Trust to
                                        increase proportionally the notional
                                        amount under the Swap Agreement or
                                        arrange for an additional Swap Agreement to be entered into between the Trust and an additional Swap Counterparty. The
                                        Rating Agency Condition must be
                                        satisfied in connection with any such
                                        additional issuance.

Selling Agent:                          Morgan Stanley & Co. Incorporated.
                                        Notwithstanding any provision of the
                                        Standard Terms to the contrary, any sale of the Securities shall be conducted by and through the Selling Agent and not the Trustee.

Rating Agency Condition:                The definition of Rating Agencies
                                        Condition in the Standard Terms shall
                                        not apply.

                                        "Rating Agency Condition":

                                        With respect to any specified action or
                                        determination, means receipt of (i) oral or written confirmation by Moody's (for so long as the Units are outstanding and rated by Moody's) and (ii) written confirmation by S&P (for so long as the Units are outstanding and rated by S&P), that such specified action or determination will not result in the reduction or withdrawal of their then-current ratings on the Units; provided, however, that if the Rating Agency Condition specified herein is to be satisfied only with respect to Moody's or S&P, only clause (i) or clause (ii) shall be applicable. Such satisfaction may relate either to a specified transaction or may be a confirmation with respect to any future transactions which comply with generally applicable conditions published by the applicable rating agency.

Eligible Account:                       The definition of "Eligible Account" in
                                        the Standard Terms shall not apply.

                                        "Eligible Account":

                                        A non-interest bearing account, held in
                                        the United States, in the name of the
                                        Trustee for the benefit of the Trust
                                        that is either (i) a segregated account
                                        or segregated accounts maintained with a Federal or State chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term and long-term unsecured debt obligations of such holding company) are rated P-1 and Aa2 by Moody's, A-1+ and AA by S&P, and, if rated by Fitch, F1 and AA by Fitch at the time any amounts are held on deposit therein including when such amounts are initially deposited and all times subsequent or (ii) a segregated trust account or segregated accounts maintained as a segregated account or as segregated accounts and held by the Trustee in its Corporate Trust Office in trust for the benefit of the Unitholders.

Permitted Investments:                  The following shall be a Permitted
                                        Investment in addition to the
                                        investments specified in the Standard
                                        Terms:

                                        Units of the Dreyfus Cash Management
                                        Fund Investor Shares or any other money
                                        market funds which are rated in the
                                        highest applicable rating category by
                                        each Rating Agency (or such lower rating if the Rating Agency Condition is satisfied).

Non-U.S. Persons                        Notwithstanding anything to the contrary
                                        herein or in the Standard Terms, any
                                        beneficial owner of any Units which is a non-U.S. person shall not be entitled to exercise any rights of the Unitholders to instruct or direct Trustee.

Other Terms:                            The Trust shall not merge or consolidate
                                        with any other trust, entity or person
                                        and the Trust shall not acquire the
                                        assets of, or an interest in, any other
                                        trust, entity or person except as
                                        specifically contemplated herein.

                                        The Trustee shall provide to the
                                        Unitholders copies of any notices it
                                        receives with respect to a redemption of the Securities or a call of the Securities under the Swap Agreement and any other notices with respect to the Securities.

                                        The reference to "B2" in the definition
                                        of Certificate in the Standard Terms
                                        shall be replaced with "Exhibit B2".

                                        The reference to "Section 10.02(ix)" in
                                        the definition of Available Funds in the Standard Terms shall be replaced with "Section 10.02(a)(ix)".

                                        The reference to "Section 3.04" in the
                                        definition of Unit Account in the
                                        Standard Terms shall be replaced with
                                        "Section 3.05".

                                        The transfer by the Depositor to the
                                        Trustee specified in Section 2.01(a) of
                                        the Standard Terms shall be in trust.

                                        Section 2.06 of the Standard Terms shall be incorporated herein by inserting "cash in an amount equal to the premium under the Swap Agreement and" after the phrase "constituting the Trust Property," therein.

                                        The reference to "calendar day" in the
                                        last sentence of Section 3.06 of the
                                        Standard Terms shall be replaced with
                                        "Business Day".

                                        Section 4.02(d) of the Standard Terms
                                        shall be incorporated herein by striking
                                        "and the Trustee on behalf of the
                                        Unitholders" from the first sentence of
                                        the second paragraph thereof.

                                        Section 5.03(c) of the Standard Terms
                                        shall be incorporated herein by striking
                                        "(if so required by the Trustee or the
                                        Unit Registrar)" from the first sentence thereof.

                                        Section 7.01(c)(i) of the Standard Terms shall be incorporated herein by replacing the first word thereof ("after") with "alter".

                                        Section 7.02 of the Standard Terms shall be incorporated herein by striking "(i) the Trustee determines that such amendment will not adversely affect the interests of the Unitholders and (ii)" from the first sentence thereof, inserting "on which it may conclusively rely" after "Opinion of Counsel" in such sentence, and striking "clause (ii)" from the second sentence of such Section.

                                        Section 9.03(a) of the Standard Terms
                                        shall be incorporated herein by striking
                                        "or oral" after the "at any time by" in
                                        the third sentence thereof.

                                        Clause (ix) of Section 10.02(a) shall
                                        not apply.

                                        Section 10.02(a)(x) of the Standard
                                        Terms shall be replaced with the
                                        following:

                                        (x) the Trustee shall have the power to
                                        sell the Securities and other Trust
                                        Property, in accordance with Article IX
                                        and XI, through the Selling Agent or, if the Selling Agent shall have resigned or declined to sell some or all of the Securities, any broker selected by the Trustee (at the direction of the Depositor) with reasonable care, in an amount sufficient to pay any amount due to the Swap Counterparty under the Swap Agreement (including Termination
                                        Payments) or reimbursable to itself in
                                        respect of unpaid Extraordinary Trust
                                        Expenses and to use the proceeds thereof to make such payments after the distribution of funds or Trust Property to Unitholders. Any such broker shall be instructed by the Trustee to sell such Trust Property in a reasonable manner designed to maximize the sale proceeds.

                                        Section 10.05(b) of the Standard Terms
                                        shall be incorporated herein by
                                        replacing ", pursuant to the first
                                        sentence of this paragraph" with "the
                                        Trustee shall be indemnified by the
                                        Trust, however," in the last sentence
                                        thereof.

                                        Section 10.06(a) of the Standard Terms
                                        shall be incorporated herein by
                                        inserting "or association" after the
                                        word "corporation" in the second
                                        sentence thereof.

                                        Section 10.07(a) of the Standard Terms
                                        shall be incorporated herein by
                                        replacing "notice or resignation" with
                                        "notice of resignation" in the second
                                        sentence thereof and striking the last
                                        two sentences thereof.

                                        Section 10.10(b) of the Standard Terms
                                        shall be incorporated herein by
                                        inserting "The Trustee shall not be
                                        liable for the acts or omissions of any
                                        co-trustee." after the last sentence
                                        thereof.

                                        Section 10.14 of the Standard Terms
                                        shall be replaced with the following:

                                        SECTION 10.14. Non-Petition. Prior to
                                        the date that is one year and one day
                                        after all distributions in respect of
                                        the Units have been made, none of the
                                        Trustee, the Trust or the Depositor
                                        shall take any action, institute any
                                        proceeding, join in any action or
                                        proceeding or otherwise cause any action or proceeding against any of the others under the United States Bankruptcy Code or any other liquidation, insolvency, bankruptcy, moratorium, reorganization or similar law ("Insolvency Law") applicable to any of them, now or hereafter in effect, or which would be reasonably likely to cause any of the others to be subject to, or seek the protection of, any such Insolvency Law.

                                        Section 12.01(a) of the Standard Terms
                                        shall be incorporated herein by
                                        replacing "(v)" with "(vi)" in the last
                                        proviso thereof.

                                        Section 12.01(c) of the Standard Terms
                                        shall be incorporated herein by
                                        inserting ",provided at the expense of
                                        the party requesting such amendment,"
                                        after "Opinion of Counsel".

                                        Section 12.05 of the Standard Terms
                                        shall be incorporated herein by striking
                                        "the Trustee and" in the last sentence
                                        of the second paragraph thereof.

                                        The reference to "its President, its
                                        Treasurer, or one of its Vice
                                        Presidents, Assistant Vice Presidents or
                                        Trust Officers" in the first sentence of
                                        Section 5.02(a) of the Standard Terms
                                        shall be replaced with "a Responsible
                                        Officer".

                                        The reference to "the proper officers"
                                        in the second sentence of Section
                                        5.02(a) of the Standard Terms shall be
                                        replaced with "a Responsible Officer".

                                        The reference to "one of its authorized
                                        signatories" in the first sentence of
                                        Section 5.02(d) of the Standard Terms
                                        shall be replaced with "a Responsible
                                        Officer".

                                        The reference to the "Trust" in the
                                        first sentence of Section 5.08(b) of the Standard Terms shall be replaced with the "Trustee".

                                        References to D&P in the Standard Terms
                                        shall be incorporated as references to
                                        Fitch Inc. ("Fitch").

                                   Schedule II

                            (Terms of Trust Property)

Securities:                             WorldCom, Inc. 8.25% Debentures due 2031

Security Issuer:                        WorldCom, Inc.

Principal Amount:                       $25,000,000

Security Rate:                          8.25%

Credit Ratings:                         A3by Moody's
                                        BBB+  S&P

Listing:                                Not applicable

Security Agreement:                     An indenture dated as of May 9, 2001
                                        between the Security Issuer and Chase
                                        Manhattan Trust Company, National
                                        Association, as trustee, as supplemented from time to time by supplemental indentures.

Form:                                   Global

Currency of                             United States dollars
Denomination:

Acquisition Price                       100.95165%
by Trust:


Security Payment Date:                  Each May 15 and November 15, commencing
                                        November 15, 2001.

Original Issue Date:                    The Securities were issued on or about
                                        May 16, 2001.

Maturity Date:                          May 15, 2031

Sinking Fund Terms:                     Not Applicable

Redemption Terms:                       The Securities are redeemable in whole
                                        or in part at any time and from time to
                                        time, subject to payment of a make-whole amount, if applicable.

CUSIP No.:/ISIN No.                     98157 DAK 2

Security Trustee:                       Chase Manhattan Trust Company, National
                                        Association

Available Information                   The Security Issuer is subject to the
Regarding the Security Issuer           informational requirements of the
(if other than U.S.                     Securities Exchange Act of 1934, as
Treasury obligations):                  amended, and in accordance therewith
                                        files reports and other information with the Securities and Exchange Commission
                                        (the "Commission"). Such reports and
                                        other information can be inspected and
                                        copied at the public reference
                                        facilities maintained by the Commission
                                        at 450 Fifth Street, N.W., Washington,
                                        D.C. 20549 and at the following Regional
                                        Offices of the Commission: 7 World Trade
                                        Center, 13th Floor, New York, New York
                                        10048 and Northwest Atrium Center, 500
                                        West Madison Street, Chicago, Illinois
                                        60661. Copies of such materials can be
                                        obtained from the Public Reference
                                        Section of the Commission at 450 Fifth
                                        Street, N.W., Washington, D.C. 20549 at
                                        prescribed rates.

                                  Schedule III

                          (Call Option Swap Agreement)

 -------------------------------------------------------------------------------
Date: July 10, 2001

To:   SATURNS Trust No. 2001-5        From:   Morgan Stanley & Co.
                                              International Limited

Attn: Asset-Backed Securities Group   Contact:Madhu Philips
      SATURNS Trust No. 2001-5

Fax:  312-904-2084                    Fax:    212-761-0406

Tel:  312-904-7807                    Tel:    212-761-2583
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number S7098

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co.") as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions (the "Bond Option Definitions") (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of July 10, 2001, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms
----------------

Trade Date:                             June 25, 2001

Commencement Date:                      July 10, 2001

Option Style:                           American

Option Type:                            Call

Buyer:                                  MSIL ("Party A")

Seller:                                 SATURNS Trust No. 2001-5 ("Party B")

Bonds:                                  The obligation identified as follows:
                                        Bond Issuer:            WorldCom, Inc.
                                        Issue:                  8.25% Debentures
                                                                due 2031
                                        CUSIP:                  98157 DAK 2
                                        Coupon:                 8.25%
                                        Maturity Date:          May 15, 2031
                                        Face Amount Purchased:  USD 25,000,000

Premium:                                USD 187,500

Number of Options:                      25,000

Bond Entitlement:                       USD 1,000 of nominal amount of the Bonds
                                        per Option.

Strike Price:                           104.091% of the nominal amount of the
                                        Bonds.


Partial Exercise:                       Inapplicable. All Options available for
                                        exercise under this Confirmation must be exercised simultaneously, except in connection with a partial redemption of the Bonds held by Party B under the Trust Agreement. In connection with such a partial redemption, Party A may exercise all Options available for exercise or a number of Options corresponding to the nominal amount of such Bonds to be redeemed in such partial redemption.

Calculation Agent:                      Party A

II. Exercise Terms
------------------

Automatic Exercise:                     Inapplicable

Exercise Period:                        Any Business Day from, and including,
                                        9:00 a.m. (New York time) on July 10,
                                        2006 to, and including, the Expiration
                                        Time on the Expiration Date.

Exercise Date:                          For each Option exercised, the day
                                        during the Exercise Period on which that Option is exercised.

Written Confirmation of Exercise:       Applicable. Buyer shall give irrevocable
                                        exercise notice which may be given
                                        orally (including by telephone) during
                                        the Exercise Period but no later than
                                        the Notification Date. Buyer will
                                        execute and deliver a written exercise
                                        notice confirming the substance of such
                                        oral notice, however, failure to provide such written notice will not affect the validity of the oral notice.

Notification Date:                      Any date at least 25 calendar days but
                                        not more than 60 calendar days prior to
                                        the Exercise Date.

Limited Right to Confirm Exercise:      Inapplicable

Expiration Date:                        May 15, 2028

Expiration Time:                        4:00 p.m. New York time

Business Days:                          New York and Chicago

III. Settlements:
-----------------

Settlement:                             Physical Settlement. Party A will notify
                                        Party B separately regarding the
                                        clearance system details.

Bond Payment:                           An amount equal to the sum of:

                                        (i) The product of the Strike Price and
                                        the Exercised Call Notional Amount, and

                                        (ii) The accrued interest, if
                                        applicable.

Exercised Call Notional Amount:         The product of the Option Entitlement
                                        and the number of Options exercised on
                                        the relevant Exercise Date.

Settlement Date:                        Exercise Date

Deposit of Bond Payment:                Party A must deposit the Bond Payment
                                        with the Trustee on the Business Day
                                        prior to the Exercise Date. The Bonds
                                        are to be delivered "free" to Party A.


         3. Additional Definitions.

         "Expense Administration Agreement" means the expense administration agreement dated as of July 10, 2001 between Party B and the Expense Administrator.

         "Expense Administrator" means MSDW Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

         "Security Default" has the meaning set forth in the Trust Agreement.

         "Security Agreement" means the indenture dated as of May 15, 2001, between the Bond Issuer and Chase Manhattan Trust Company, National Association, as successor trustee, as supplemented from time to time by supplemental indentures, all as relating to the Bonds.

         "Trust Agreement" means the trust agreement dated as of July 10, 2001, between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         4. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         5. Swap Termination Payments. In the event an Early Termination Date is designated with respect to which this Transaction is an Affected Transaction), there shall be payable to Party A as a termination payment in lieu of the termination payment determined in accordance with Section 6(e) of the Agreement an amount equal to the excess (if any) of the sale proceeds of the Securities (as defined in the Trust Agreement) in excess of the principal of, interest on and any applicable additional distribution with respect to the Units.

         6. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that any such assignment shall be an assignment of whole Options and provided further that Rating Agency Condition is satisfied (as provided in the Trust Agreement) with respect to such assignment and any transfer.

         7. Account Details.

Payments to Party A:                    Citibank, New York
                                        ABA No. 021 000 089
                                        For: Morgan Stanley & Co.
                                             International Limited
                                        Account No. 4072 4601

Operations Contact:                     Barbara Kent
                                        Tel: 212-761-4662
                                        Fax: 212-761-0581

Payments to Party B:                    LaSalle Bank, Chicago, Illinois
                                        ABA No. 071 000 505
                                        Reference:  SATURNS 2001-5
                                        Unit Account / AC-2090067/
                                        Account No.: 67-8820-507

Operations Contact:                     Brian Ames
                                        Tel:  312-904-7807
                                        Fax: 312-904-2084


         8. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.
Party B represents and warrants to Party A, which representation and warranty will be deemed to be repeated by Party B on each date on which a Transaction is entered into, that it owns or controls (or, in the case of an investment advisor (whether or not registered under the United States Investment Advisors Act of 1940), has under management) in excess of USD 26 million in Aggregate Financial Assets(as defined below).

         For purposes hereof, Aggregate Financial Assets of an entity means the total, on a gross basis, without deduction for liabilities of the entity, of all cash, money-market instruments, securities of unaffiliated issuers, futures and options.

         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number S7098 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY:/s/ Susan Portelli
   ------------------------
   Name:  Susan Portelli
   Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2001-5
BY: LaSalle Bank National Association,
    solely as Trustee and not in its individual capacity.



BY:/s/ Brian D. Ames
   ------------------------
   Name:  Brian D. Ames
   Title: Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY:/s/ Susan Portelli
   ------------------------
   Name:  Susan Portelli
   Title: Attorney in fact

                         (Interest Rate Swap Agreement)
--------------------------------------------------------------------------------
Date: July 10, 2001

To:   SATURNS Trust No. 2001-5      From:   Morgan Stanley Capital Services Inc.

Attn: Asset-Backed Securities Group Contact:Madhu Philips
      SATURNS Trust No. 2001-5

Fax:  312-904-2084                  Fax:    212-761-0406

Tel:  312-904-7807                  Tel:    212-761-2583
--------------------------------------------------------------------------------

Re: Interest Rate Swap Transaction. MS Reference Number AR12N

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley Capital Services Inc. ("MSCS") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of July 10, 2001, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Fixed Rate Payer A:                     Morgan Stanley Capital Services Inc.
                                        ("MSCS" or "Party A")

Fixed Rate Payer B:                     SATURNS Trust No. 2001-5 (the "Trust" or
                                        "Party B")

Trade Date:                             June 25, 2001

Effective Date:                         July 10, 2001

Swap Termination Date:                  May 15, 2031 or any date upon which the
                                        Trust under which Party B is created is
                                        terminated pursuant to the Trust
                                        Agreement.

Swap Notional Amount:                   USD 1,022,625

Business Days:                          New York and Chicago

Calculation Agent:                      MSCS

I.   Party B Amounts:
     ----------------


Party B Fixed Amount:                   USD 152,500

Party B Payment Date:                   July 10, 2001.

 II.   Party A Amounts:
       ----------------

Party A Fixed Amount:                   Either the Swap Notional Amount or if
                                        any Underlying Call or Redemption has
                                        occurred, the Alternative Notional
                                        Amount after giving effect to any
                                        Alternative Settlements. In addition,
                                        the amount specified under Alternative
                                        Settlement in connection with any
                                        Underlying Call or Redemption.

Party A Payment Date:                   May 15, 2031 or any date upon which the
                                        Alternative Settlement Provisions apply.

III.    Alternative Settlement:
        -----------------------

Underlying Call or Redemption:          If the Security Issuer redeems the
                                        Securities or an exercise of the Call
                                        Option Swap Agreement occurs, Party A
                                        will pay to Party B the Alternative
                                        Payment Amount no later than 12 noon
                                        (New York City time) on the date of such redemption or call. In the event of an exercise of the Call Option Swap
                                        Agreement as to all of the Securities
                                        held by the Trust or a redemption of all of the Securities held by the Trust, this Agreement shall be terminated with no additional payments owed by or to Party A or Party B.

Alternative Payment Amount:             The maximum of (i) the Applicable Swap
                                        Notional Amount less the maximum of (x)
                                        zero and (y) the make whole premium, if
                                        any, paid by the Security Issuer in the
                                        case of a redemption and (ii) zero. The
                                        "make whole premium" will be deemed
                                        equal to the Applicable Swap Notional
                                        Amount in the event of a partial
                                        exercise of the rights under the Call
                                        Option Swap Agreement.


Applicable Swap Notional Amount:        In the event of a redemption of all of
                                        the Securities by the Security Issuer or an exercise of all of the options under the Call Option Swap Agreement, the Swap
                                        Notional Amount. In the event of a
                                        partial redemption by the Security
                                        Issuer or a partial exercise of the Call
                                        Option Swap Agreement, an amount equal
                                        to the Swap Notional Amount multiplied
                                        by (x) the par amount of Securities held by the Trust that are being redeemed or called and divided by (y) $25,000,000.

Alternative Notional Amount:            The Swap Notional Amount as reduced by
                                        the Applicable Swap Notional Amount with respect to each Underlying Call or Redemption.



         3. Additional Definitions.

         "Call Option Swap Agreement" means the Call Option Swap Agreement as defined in the Trust Agreement.

         "Expense Administration Agreement" means the expense administration agreement dated as of July 10, 2001 between Party B and the Expense Administrator.

         "Expense Administrator" means MSDW Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

         "Security Agreement" means the indenture dated as of May 15, 2001, between the Bond Issuer and Chase Manhattan Trust Company, National Association, as successor trustee, as supplemented from time to time by supplemental indentures, all as relating to the Bonds.

         "Security Default" has the meaning set forth in the Trust Agreement.

         "Security Issuer" has the meaning set forth in the Trust Agreement.

         "Securities" has the meaning set forth in the Trust Agreement.

         "Trust Agreement" means the trust agreement dated as of July 10, 2001, between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         4. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         5. Swap Termination Payments. Other than in connection with an Underlying Call or Redemption, if an early termination occurs, the Swap Termination Payment shall be determined under Section 6(e) determined on the basis of "Market Quotation" under the Swap Agreement (with Party B as sole Affected Party). If the related Termination Event is also a Trust Wind-Up Event (as defined in the Trust Agreement), Party A shall pay the lesser of (i) the amount so determined or (ii) the difference between the aggregate Unit Principal Balance (as defined in the Trust Agreement) of the Units (as defined in the Trust Agreement) and the proceeds of the sale or liquidation of the Securities (as defined in the Trust Agreement). No Swap Termination Payment shall be payable in connection with an Underlying Call or Redemption with respect to the portion of the Swap Notional Amount affected by such Underlying Call or Redemption. This Paragraph does not limit or affect the Alternative Settlement Provisions hereof.

         6. Assignment. The rights and duties under this Confirmation and the Agreement may be assigned and/or delegated at any time and from time to time in whole or in part; provided that Rating Agency Condition is satisfied (as provided in the Trust Agreement) with respect to any assignment, delegation or transfer.

         7. Account Details.

Payments to Party A:                    Citibank, New York
                                        ABA No. 021 000 089
                                        For:  Morgan Stanley Capital Services
                                        Account No. 4072 4601

Operations Contact:                     Barbara Kent
                                        Tel:  212-761-4662
                                        Fax:  212-761-0581

Payments to Party B:                    LaSalle Bank, Chicago, Illinois
                                        ABA No. 071 000 505
                                        Reference:  SATURNS 2001-5
                                        Unit Account / AC-2090067/
                                        Account No.: 67-8820-507

Operations Contact:                     Brian Ames
                                        Tel:  312-904-7807
                                        Fax: 312-904-2084

         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number AR12N by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.


BY:/s/ Susan Portelli
   ------------------------
   Name:  Susan Portelli
   Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2001-5
BY: LaSalle Bank National Association,
     solely as Trustee and not in its individual capacity.
BY:/s/ Brian D. Ames
   ------------------------
   Name:  Brian D. Ames
   Title: Vice President